IHS Inc.
15 Inverness Way East
Englewood, CO 80112

October 21, 2005

Barbara C. Jacobs
Assistant Director
Division of Corporate Finance
Securities and Exchange Commission
100 F Street, N.E.
Mail Stop 4561
Washington, D.C. 20549

Re:
IHS Inc.
Registration Statement on Form S-1, Amendment No. 7
File No.: 333-122565

Dear Ms. Jacobs:

        This letter responds to comments of the Staff (the "Staff") of the Securities and Exchange Commission contained in your letter dated October 18, 2005 (the "Comment Letter") regarding Amendment No. 6 to the Registration Statement (the "Registration Statement"). In conjunction with this letter, we are filing via EDGAR Amendment No. 7 to the Registration Statement ("Amendment No. 7").

        We have also enclosed three clean copies of Amendment No. 7, as well as three copies marked to show changes from Amendment No. 6. The changes reflected in Amendment No. 7 include those made in response to the Comment Letter and various other changes that are intended to update, clarify and render the information complete. Page references in our responses below correspond to the page numbers in the marked version of Amendment No. 7.

        Set forth below are the Staff's comments numbered 1 through 4 from the Comment Letter and responses to the comments.

1.
We are reviewing your response to prior comment no. 2 in our letter dated September 14, 2005 relating to the transaction between the selling stockholders and the entities affiliated with General Atlantic LLC. We will respond under separate cover.

        We acknowledge the Staff's comment.

2.
Tell us how your presentation of cash flows used in discontinued operations is consistent with the guidance in SFAS 95, specifically paragraphs 26, 28 and 29. In this regard, whether or not cash flows from discontinued operations are set out separately, the reconciliation of net income to net cash flows from operations should begin with net income as required by paragraphs 28 and 29 of SFAS 95. Further, if the cash flows relating to discontinued operations are separately presented, separate disclosure of such cash flows should be made within all three categories of cash flows (i.e., operating, investing and financing, when applicable). Please advise and revise as necessary.

        We have modified the consolidated statements of cash flows on pages [F-6 and F-41] to exclude the separate presentation of discontinued operations because such disclosure is not required pursuant to SFAS 95, paragraph 26, footnote 10. We have also provided additional disclosure within Management's Discussion and Analysis of Financial Condition and Results of Operations on page [30] regarding cash flows used in discontinued operations.

3.
Clarify where you have presented the net assets related to the discontinued operations in your balance sheets as of November 30, 2003, 2004 and August 31, 2005. Specifically address why the November 30, 2004 balance sheet on page F-3 indicates you have no assets held for sale.

        We have presented net assets related to discontinued operations in Note 22 on page [F-37] and Note 4 on pages [F-47 and F-48] pursuant to the guidance contained in SFAS 144, paragraph 46. The assets held for sale, which are separately presented on the consolidated balance sheet as of November 30, 2003 on page [F-3], relate to two buildings that were sold during fiscal year 2004. We have revised the description of this line item on page [F-3] to read "Buildings held for sale."

4.
Since the Form S-1 appears to be primarily a selling shareholder document and it does not appear that you will receive any proceeds from this offering, explain to us why you believe it is appropriate to continue to defer the respective offering costs. In this regard, costs of an offering should be expensed if no proceeds will be received in the offering, such as costs associated with a selling shareholder document. Please advise and revise as necessary.

        We have modified the Registration Statement in response to the Staff's comment by expensing the offering costs incurred within the nine months ended August 31, 2005. These costs are now included within the line item entitled "Restructuring and other costs" in the consolidated statements of operations on page F-[38] of Amendment No. 7. As we incur additional costs in connection with the anticipated completion of the offering in the fourth quarter of 2005, we will expense these offering costs and report them in a consistent manner.

        We also wish to supplementally advise the Staff about the history of our decision to offer only secondary shares. We began formulating this plan at the end of the second quarter of 2005, just after our decision in May 2005 to delay the public offering. In early June 2005, representatives of the selling stockholders and our Chairman discussed extensively the idea of offering only secondary shares. These discussions continued with the directors and management of the company through to the filing of Amendment No. 6 on August 30, 2005. Although we continued to evaluate various combinations of primary and secondary shares, we increasingly emphasized an offering comprised completely or primarily of secondary shares. At the time we filed Amendment No. 5, we elected not to eliminate the placeholders for a primary offering, but rather we contemplated that the documentation of the final structure could take place in a subsequent amendment. We advised the Staff of the evolving structure of the offering in our letter submitted in conjunction with the filing of Amendment No. 5 by indicating that the offering would likely consist primarily of secondary shares. We then eliminated the references to offering primary shares in Amendment No. 6.

        Based on the events described above and the secondary offering structure we reflected in Amendment No. 6, we believe that it is appropriate to recognize the costs of the offering in the period ended August 31, 2005 in accordance with the accounting guidance regarding subsequent events.

*        *        *

        We appreciate your assistance in this matter. Please do not hesitate to call me at 212-850-8543 (or Richard Sandler or Mark Schwartz of Davis Polk & Wardwell at 212-450-4224 and 212-450-4662, respectively) with any questions you may have with respect to the foregoing.

Very truly yours,
/s/ STEPHEN GREEN Stephen Green Senior Vice President and General Counsel
cc w/o encl.:	Michael J. Sullivan IHS Inc.
Richard J. Sandler Mark Schwartz Davis Polk & Wardwell
Robert Caller Ernst & Young LLP
Robert S. Risoleo Sullivan & Cromwell LLP